EXHIBIT 10.13

The Healing Company Inc.

INVESTOR SUBSCRIPTION AGREEMENT (the “Subscription Agreement”) dated January ______, 2022 between The Healing Company Inc., a Nevada corporation (the “Company”) and the person or persons executing this Agreement on the last page (the “Subscriber”). All documents mentioned herein are incorporated by reference.

1. Description of the Offering. This Subscription Agreement is for shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”). This Offering (the “Offering”) is made only to a non-U.S. Person, as such term is defined under Regulation S of the Securities Act of 1933, as amended (the “Securities Act”). As of this Offering, there is a limited public market for the Common Stock and no assurance can be given that the market will further develop, or that it will be maintained so that any subscribers in this Offering may avail any benefit from the same. The Common Stock is currently quoted on the OTCPink under the symbol “THCC.”

THE SECURITIES OFFERED HEREBY ARE SPECULATIVE AND INVOLVE A HIGH DEGREE OF RISK AND SHOULD NOT BE PURCHASED BY ANYONE WHO CANNOT AFFORD THE LOSS OF THEIR ENTIRE INVESTMENT. THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT, OR THE SECURITIES LAWS OF ANY STATE, OR OTHER JURISDICTION AND ARE BEING OFFERED AND SOLD IN RELIANCE ON THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PURSUANT TO REGULATION S AS PROMULGATED UNDER THE SECURITIES ACT AND SUCH STATE LAWS. THESE SECURITIES MAY NOT BE TRANSFERRED, SOLD, PLEDGED, HYPOTHECATED OR ASSIGNED EXCEPT AS PERMITTED UNDER SUCH ACT OR SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.

2. Terms of the Subscription. The subscription is for shares of Common Stock (the “Shares”) at a purchase price of $2.00 per Share.

3. Other Terms of the Offering. The execution of this Subscription Agreement shall constitute an offer by the Subscriber to subscribe for the Shares in the amount and on the terms specified herein. The Subscriber must also complete and execute the Subscriber Questionnaire attached hereto. The Company reserves the right, in its sole discretion, to reject in whole or in part, any subscription offer. If the Subscriber’s offer is accepted, the Company will execute a copy of this Subscription Agreement and return it to Subscriber.

4. Subscription Payment. Subscription for the Shares requires a cash investment and the subscription price will be payable in full upon acceptance of the subscription. The Company reserves the right, in its sole discretion, to accept fractional subscriptions.

5. The Company’s Representations and Warranties. The Company hereby represents and warrants as follows:

(a) The Company is a corporation duly formed and in good standing under the laws of the State of Nevada with full power and authority to conduct its business as presently contemplated;

(b) The Company warrants and covenants that there are no material misstatements or omissions in this Subscription Agreement or any information provided in the Offering;

(c) The Company has the power to execute, deliver and perform this Subscription Agreement and any other agreement contemplated herein; and

(d) The Company’s offices are located at 711 S. Carson Street, Suite 4, Carson City, NV 89701.

6. Subscriber’s Representations, Warranties and Covenants. The undersigned understands and acknowledges that the Shares subscribed for herein are being offered and sold under one or more of the exemptions from registration provided for in the Securities Act including Regulation S promulgated thereunder, that the undersigned acknowledges that the Shares are being purchased without the undersigned being offered or furnished any offering literature, prospectus or other material, financial or otherwise, other than as publicly available, and that this action has not been scrutinized by the United States Securities and Exchange Commission or by any regulatory authority charged with the administration of the securities laws of any state. The undersigned hereby further represents and warrants as follows:

(a) The undersigned confirms that he understands and has fully considered, for purposes of this investment, the risks of an investment in the Shares and understands that: (i) this investment is suitable only for an investor who is able to bear the economic consequences or losing his entire investment, (ii) the purchase of the Shares is a speculative investment which involves a high degree of risk of loss by the undersigned of his entire investment, and (iii) that there will be no active public market for the Shares and accordingly, it may not be possible for the undersigned to liquidate an investment in the Shares in case of an emergency.

(b) The Subscriber is not a “U.S. Person” as defined in 902(k) of Regulation S under the Securities Act and supports that statement by making the following representations: (i) At the time the buy order was originated, and as of the date of the execution and delivery of this Subscription Agreement, Subscriber was outside the United States; (ii) Subscriber is purchasing the Shares for its own account and not on behalf of any U.S. Person, and the sale has not been pre-arranged with a buyer in the United States; (iii) Subscriber hereby agrees that all offers and sales of the Shares prior to the expiration of the Distribution Compliance Period (as defined in Regulation S) shall only be made in compliance with the safe harbor contained in Regulation S, pursuant to registration of the Shares under the 1933 Act or pursuant to an exemption from registration under the 1933 Act, and all offers and sales after the Distribution Compliance Period shall be made only pursuant to such a registration or to such exemption from registration; (iv) All offering documents received by Subscriber include statements to the effect that the Shares have not been registered under the 1933 Act and may not be offered or sold unless the Shares are registered under the 1933 Act or an exemption from such registration requirements is available; (v) Subscriber understands that the Shares are being offered and sold to it in reliance on specific exemptions from the registration requirements of Federal and State securities laws and that the Seller is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgements and understandings of Subscriber set forth herein in order to determine the applicability of such exemptions and the suitability of Subscriber to acquire the Shares; (vi) The purchase of the Shares by Subscriber is not a transaction (or any element of a series of transactions) that is part of any plan or scheme to evade the registration provisions of the 1933 Act; and (vii) Subscriber is not a distributor as defined in Regulation S, and if deemed to be a distributor, prior to reselling the Shares to a non-U.S. Person during the Restricted Period, will send a notice to the new Subscriber that such new Subscriber is subject to the restrictions of Regulation S during the Distribution Compliance Period;

2

(c) If the Subscriber is a corporation, partnership, trust or any unincorporated association: (i) the person executing this Subscription Agreement does so with full right, power and authority to make this investment; (ii) that such entity was not formed for the specific purpose of making an investment in the Company; and (iii) that all further representations and warranties made herein are true and correct with respect to such corporation, partnership, trust and unincorporated association;

(d) The address set forth below is the Subscriber’s true and correct residence or place of business, and the Subscriber has no present intention of becoming a resident of any other state or jurisdiction;

(e) The Subscriber understands and agrees that the Company prohibits the investment of funds by any persons or entities that are acting, directly or indirectly, (i) in contravention of any U.S. or international laws and regulations, including anti-money laundering regulations or conventions, (ii) on behalf of terrorists or terrorist organizations, including those persons or entities that are included on the List of Specially Designated Nationals and Blocked Persons maintained by the U.S. Treasury Department’s Office of Foreign Assets Control1 (“OFAC”), as such list may be amended from time to time, (iii) for a senior foreign political figure, any member of a senior foreign political figure’s immediate family or any close associate of a senior foreign political figure2, unless the Company, after being specifically notified by the Subscriber in writing that it is such a person, conducts further due diligence, and determines that such investment shall be permitted, or (iv) for a foreign shell bank3 (such persons or entities in (i) – (iv) are collectively referred to as “Prohibited Persons”).

(f) The Subscriber represents, warrants and covenants that: (i) it is not, nor is any person or entity controlling, controlled by or under common control with the Subscriber, a Prohibited Person, and (ii) to the extent the Subscriber has any beneficial owners4, (a) it has carried out thorough due diligence to establish the identities of such beneficial owners, (b) based on such due diligence, the Subscriber reasonably believes that no such beneficial owners are Prohibited Persons, (c) it holds the evidence of such identities and status and will maintain all such evidence for at least five years from the date of the Subscriber’s complete withdrawal from the Company, and (d) it will make available such information and any additional information requested by the Company that is required under applicable regulations.

____________

1 The OFAC list may be accessed on the web at http://www.treas.gov/ofac.

2 Senior foreign political figure means a senior official in the executive, legislative, administrative, military or judicial branches of a foreign government (whether elected or not), a senior official of a major foreign political party, or a senior executive of a foreign government-owned corporation. In addition, a senior foreign political figure includes any corporation, business or other entity that has been formed by, or for the benefit of, a senior foreign political figure. The immediate family of a senior foreign political figure typically includes the political figure’s parents, siblings, spouse, children and in-laws. A close associate of a senior foreign political figure is a person who is widely and publicly known internationally to maintain an unusually close relationship with the senior foreign political figure, and includes a person who is in a position to conduct substantial domestic and international financial transactions on behalf of the senior foreign political figure.

3 Foreign shell bank means a foreign bank without a physical presence in any country, but does not include a regulated affiliate. A post office box or electronic address would not be considered a physical presence. A regulated affiliate means a foreign shell bank that: (1) is an affiliate of a depository institution, credit union, or foreign bank that maintains a physical presence in the United States or a foreign country, as applicable; and (2) is subject to supervision by a banking authority in the country regulating such affiliated depository institution, credit union, or foreign bank.

4 Beneficial owners will include, but not be limited to: (i) shareholders of a corporation; (ii) partners of a partnership; (iii)  members of a limited liability company; (iv) investors in a fund-of-funds; (v) the grantor of a revocable or grantor trust; (vi) the beneficiaries of an irrevocable trust; (vii) the individual who established an IRA; (viii) the participant in a self-directed pension plan; (ix) the sponsor of any other pension plan; and (x) any person being represented by the Subscriber in an agent, representative, intermediary, nominee or similar capacity. If the beneficial owner is itself an entity, the information and representations set forth herein must also be given with respect to its individual beneficial owners. If the Subscriber is a publicly-traded company, it need not conduct due diligence as to its beneficial owners.

3

(g) If any of the foregoing representations, warranties or covenants cease to be true or if the Company no longer reasonably believes that it has satisfactory evidence as to their truth, notwithstanding any other agreement to the contrary, the Company may, in accordance with applicable regulations, freeze the Subscriber’s investment, either by prohibiting additional investments, declining or suspending any withdrawal requests and/or segregating the assets constituting the investment, or the Subscriber’s investment may immediately be involuntarily withdrawn by the Company, and the Company may also be required to report such action and to disclose the Subscriber’s identity to OFAC or other authority. In the event that the Company is required to take any of the foregoing actions, the Subscriber understands and agrees that it shall have no claim against the Company, and its respective affiliates, directors, members, partners, shareholders, officers, employees and agents for any form of damages as a result of any of the aforementioned actions.

(h) The Subscriber agrees to indemnify and hold harmless the Company, its respective affiliates, directors, members, partners, shareholders, officers, employees and agents from and against any and all losses, liabilities, damages, penalties, costs, fees and expenses (including legal fees and disbursements) which may result, directly or indirectly, from any inaccuracy in or breach of any representation, warranty, covenant or agreement set forth in this Agreement.

(i) The Subscriber has received and read or reviewed, is familiar with and fully understands the documents furnished by the Company. The Subscriber also fully understands this Subscription Agreement and the risks associated with this interest and confirms that all documents, records and books pertaining to the Subscriber’s investment in the Shares and requested by the Subscriber have been made available or delivered to the Subscriber by the Company;

(j) The Subscriber has had an opportunity to ask questions of and receive answers from, the Company or a person or persons acting on its behalf, concerning the terms and conditions of this investment and confirms that all documents, records and books pertaining to the investment in the Shares and requested by the Subscriber has been made available or delivered to the Subscriber;

(k) The Subscriber will be acquiring the Shares, solely for the Subscriber’s own account, for investment and not with a view toward the resale, distribution, subdivision or fractionalization thereof; and the Subscriber has no present plans to enter into any such contract, undertaking, agreement or arrangement;

(l) The Subscriber acknowledges and understands that as of this Offering there is a limited public market for the Shares and no assurance can be given that the public market will continue to exist or further develop for the Shares offered hereby, or if it will be maintained so that any subscribers in this Offering may avail any benefit from the same;

(m) The Subscriber’s compliance with the terms and conditions of this Subscription Agreement will not conflict with any instrument or agreement pertaining to the Shares or the transactions contemplated herein; and will not conflict in, result in a breach of, or constitute a default under any instrument to which the Subscriber is a party;

4

(n) The Subscriber will seek its own legal, tax and investment advice concerning tax implications attendant upon the purchase of the Shares and understands and accepts that the Company is relying upon this representation insofar as disclosure of tax matters is concerned;

(o) The Subscriber hereby acknowledges and represents that the Subscriber is aware of the information set forth in this document and in any exhibits attached hereto; and

(p) The foregoing representations and warranties are true and accurate as of the date hereof and shall be true and accurate as of the date of delivery of the subscription to the Company and shall survive such delivery. If, in any respect, such representations and warranties shall not be true and accurate, the Subscriber shall give written notice of such fact to the Company, specifying which representations and warranties are not true and accurate and the reasons therefore.

7. Responsibility. The Company or its officers and directors shall not be liable, responsible or accountable for damages or otherwise to any Subscriber for any act or omission performed or omitted by them in good faith and in a manner reasonably believed by them to be within the scope of the authority granted to them by this Subscription Agreement and in the best interests of the Company, provided they were not guilty of gross negligence, willful or wanton misconduct, fraud, bad faith or any other breach of fiduciary duty with respect to such acts or omissions.

8. Miscellaneous.

(a) The Company and the Subscriber hereby covenant that this Subscription Agreement is intended to and does contain and embody herein all of the understandings and agreements, both written or oral, of the Company and the Subscriber with respect to the subject matter of this Subscription Agreement, and that there exists no oral agreement or understanding, express or implied liability, whereby the absolute, final and unconditional character and nature of this Subscription Agreement shall be in any way invalidated, empowered or affected. There are no representations, warranties or covenants other than those set forth herein.

(b) The headings of this Subscription Agreement are for convenient reference only and they shall not limit or otherwise affect the interpretation or effect of any terms or provisions hereof.

(c) This Subscription Agreement shall not be changed or terminated except as set forth herein. All of the terms and provisions of this Subscription Agreement shall be binding upon and inure to the benefit of and be enforceable by and against the successors and assigns of the Company and the heirs, executors, administrators and assigns of the Subscriber.

(d) A modification or waiver of any of the provisions of this Subscription Agreement shall be effective only if made in writing and executed with the same formality as this Subscription Agreement. The failure of either the Company or the Subscriber to insist upon strict performance of any of the provisions of this Subscription Agreement shall not be construed as a waiver of any subsequent default of the same or similar nature, or of any other nature or kind.

5

(e) The various provisions of this Subscription Agreement are severable from each other and from the other provisions of this Agreement, and in the event that any provision in this Subscription Agreement shall be held invalid or unenforceable by a court of competent jurisdiction, the remainder of this Subscription Agreement shall be fully effective, operative and enforceable.

(f) Pronouns used herein are to be interpreted as referring to both the masculine and feminine gender.

(g) This Subscription Agreement shall be construed and interpreted in accordance with the laws of the State of Nevada without reference to conflict of laws principle. The parties agree that in the event of a laws controversy arising out of the interpretation, construction, performance or breach of this Subscription Agreement, any and all claims arising out of, or relating to, this Subscription Agreement shall be submitted by arbitration according to the Commercial Arbitration Rules of the American Arbitration Association located in Las Vegas, Nevada before a single arbitrator. Notwithstanding the prior sentence, any other action commenced by either party herein shall be venued in the appropriate court of competent jurisdiction located in the State of Nevada.

(h) This Subscription Agreement may be executed in one or more counterparts each of which shall be deemed an original and all of which together shall be deemed to be one and the same instrument.

THE SUBSCRIBER ACKNOWLEDGES THAT, EXCEPT AS SET FORTH IN THIS AGREEMENT, NO REPRESENTATIONS OR WARRANTIES HAVE BEEN MADE TO IT, OR TO ITS ADVISORS, BY THE COMPANY, OR BY ANY PERSON ACTING ON BEHALF OF THE COMPANY, WITH RESPECT TO THE INTERESTS, THE PROPOSED BUSINESS OF THE COMPANY, THE DEDUCTIBILITY OF ANY ITEM FOR TAX PURPOSES, AND/OR THE ECONOMIC, TAX, OR ANY OTHER ASPECTS OR CONSEQUENCES OF A PURCHASE OF AN INTEREST AND/OR ANY INVESTMENT IN THE COMPANY, AND THAT IT HAS NOT RELIED UPON ANY INFORMATION CONCERNING THE OFFERING, WRITTEN OR ORAL, OTHER THAN THAT CONTAINED IN THIS AGREEMENT.

———The rest of this page left intentionally left blank.———

6

SIGNATURE PAGE

The Subscriber hereby offers to purchase 120 Shares and encloses payment of $2.00 per Share for an aggregate investment of $240.

AN INDIVIDUAL

Name of Subscriber

Name and Title of Authorized Signatory (If Applicable)

(Print) Street Address - Residence

(Print) City, State and Zip Code

Social Security/Taxpayer I.D. Number:

AGREED TO AND ACCEPTED:

As of

The Healing Company Inc.

By:
Simon Belsham, CEO

———The rest of this page left intentionally left blank.———

7

COMPLETE “SUBSCRIBER QUESTIONNAIRE” BELOW; PROVIDE REQUISITE ADDITIONAL INFORMATION

SUBSCRIBER QUESTIONNAIRE

PERSONAL DATA.

Full Name

Residence Telephone (Area Code Number)

Business Telephone (Area Code Number)

Residence or Principal Address (Street/City/State/Zip Code)

E-mail Address

Birth Date

Taxpayer I.D. Number

Mailing Address (if other than residence)

Citizenship

Marital Status

Spouse’s Full Name

Spouse’s Social Security Number

Facsimile Number (Area Code/Number)

8

A non-U.S. Person is none of the following:

Any natural person resident in the United States;

Any partnership or corporation organized or incorporated under the laws of the United States; Any estate of which any executor or administrator is a U.S. person;

Any trust of which any trustee is a U.S. person;

Any agency or branch of a foreign entity located in the United States;

Any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

Any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and

Any partnership or corporation if (a) organized or incorporated under the laws of any foreign jurisdiction; and (b) formed by a U.S. person principally for the purpose of investing in securities not registered under the 1933 Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) of Regulation D under the 1933 Act) who are not natural persons, estates or trusts.

Notwithstanding the above, the following are not U.S. persons:

Any discretionary account or similar account (other than an estate or trust) held for the benefit or account of a non-U.S. person by a dealer or other professional fiduciary organized, incorporated, or (if an individual) resident in the United States;

Any estate of which any professional fiduciary acting as executor or administrator is a U.S. person, if an executor or administrator of the estate who is not a U.S. person has sole or shared investment discretion with respect to the assets of the estate, and the estate is governed by foreign law;

Any trust of which any professional fiduciary acting as trustee is a U.S. person, if another of the trustees is a non-U.S. person with sole or shared investment discretion with respect to the trust assets, and no beneficiary of the trust (and no settlor if the trust is revocable) is a U.S. person;

An employee benefit plan established and administered in accordance with the law of a country other than the United States and customary practices and documentation of such country;

Any agency or branch of a U.S. person located outside the United States if the agency or branch operates for valid business reasons; and the agency or branch is engaged in the business of insurance or banking and is subject to substantive insurance or banking regulation, respectively, in the jurisdiction where located;

The International Monetary Fund, the International Bank for Reconstruction and Development, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank, the United Nations, and their agencies, affiliates and pension plans, and any other similar international organization, their agencies, affiliates and pension plans.

“United States” means the United States of America, its territories and possessions, any State of the United States and the District of Columbia.

9